Exhibit 23


                         Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-08987) pertaining to the 1992 Equity Incentive Plan of our report dated October 26, 1998 with respect to the consolidated financial statements and schedule of Kronos Incorporated included in this Annual Report (Form 10-K) for the year ended September 30, 1998.





                                                         ERNST & YOUNG LLP




Boston, Massachusetts
December 8, 1998